Fees Summary	Oct. 02, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 399,999,999.46
Previously Paid Amount	0.00
Total Fee Amount	61,240.00
Total Offset Amount	0.00
Net Fee	$ 61,240.00
Final Prospectus	false